UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2014

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4553 Glencoe Avenue, Los Angeles, California 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

John LaValle

On July 9, 2014, John LaValle departed from his position as Chief Executive Officer of Global Eagle Entertainment Inc. (the “Company”), and the Company entered into a Separation Agreement and General Release with Mr. LaValle (the “Separation Agreement”). Also on July 9, 2014, the board of directors (the “Board”) of the Company accepted the resignation of John LaValle from the Board. The resignation of Mr. LaValle is not due to any disagreement with the Company and was effective as of July 9, 2014.

Pursuant to the Separation Agreement, Mr. LaValle will be entitled to receive his base salary over the 12 month period following the effective date of the Separation Agreement and reimbursement of 12 months of health insurance related premiums paid by Mr. LaValle under COBRA. In addition, the Separation Agreement provides that, notwithstanding the terms of the option grant agreements between Mr. LaValle and the Company, 375,000 of Mr. LaValle’s options under such agreements as of July 1, 2014 shall be immediately vested as of the effective date of the Separation Agreement (as defined in the Separation Agreement). Additionally, if there is a change of control (as defined under the Company’s 2013 Equity Incentive Plan, as amended (the “Plan”)) prior to June 30, 2015, Mr. LaValle shall be vested in the remaining 375,000 unvested options under his current option agreements with the Company. Mr. LaValle will have until June 30, 2015 to exercise any vested options. In consideration for the foregoing, the Separation Agreement contains a general release of claims by Mr. LaValle against the Company. The Separation Agreement also contains certain non-competition and non-solicitation obligations. The Separation Agreement also required Mr. LaValle to enter into a consulting agreement with the Company, as described below. The foregoing description of the Separation Agreement is qualified in its entirety by reference to the text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On July 9, 2014, the Company also entered into a Consulting Agreement with Mr. LaValle (the “Consulting Agreement”). The Consulting Agreement provides that Mr. LaValle will serve as a consultant to the Company for four months following the effective date of the Separation Agreement and will be paid a total consulting fee of $150,000 to be paid in four monthly installments of $37,500 during the consulting period. The Company will pay the consulting fee to Mr. LaValle regardless of how much work the Company requests Mr. LaValle to perform. The Consulting Agreement also contains certain non-competition and non-solicitation obligations. The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the text of the Consulting Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

David M. Davis

As discussed in Item 5.02(c) of this Current Report on Form 8-K, David M. Davis, the Company’s Chief Operating Officer, Chief Financial Officer and Treasurer, has been appointed to the position of Chief Executive Officer to fill the vacancy created by Mr. LaValle’s departure. Mr. Davis will no longer hold the offices of Chief Operating Officer, Chief Financial Officer and Treasurer effective August 15, 2014.

(c)

David M. Davis

On July 9, 2014, the Board appointed David M. Davis to the position of Chief Executive Officer. Mr. Davis, age 47, has been the Company’s Chief Financial Officer and Treasurer since January 31, 2013 and has been the Company’s Chief Operating Officer since January 16, 2014. There was no arrangement or understanding pursuant to which Mr. Davis was selected as an officer of the Company. There are no family relationships between Mr. Davis and any director or executive officer of the Company, or any person chosen by the Company to become a director or executive officer. There are no related party transactions of the kind described in Item 404(a) of Regulation S-K in which Mr. Davis was a participant.

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Prior to serving as Chief Financial Officer and Treasurer of the Company, Mr. Davis was the Chief Financial Officer and a director of Row 44, Inc. (“Row 44”), which became the Company’s wholly-owned subsidiary on January 31, 2013. Mr. Davis was a director of Row 44 since December 2011 and Chief Financial Officer of Row 44 since November 2012. In 2010, Mr. Davis co-founded Bearpath Capital, LLC, a private equity investment and advisory firm. From December 2008 to September 2010, he was a senior managing director at Perseus, LLC, a private equity investment firm. From February 2009 to March 2010, Mr. Davis also served as Chairman of the Board and Chief Executive Officer of Workflow Management, Inc., one of the largest printing and promotional products companies in the United States. From July 2010 to December 2011, Mr. Davis served as Chief Executive Officer and director of Established Brands, a footwear and apparel company. From August 2005 to December 2008, and previously from 1994 to 1999, Mr. Davis spent a total of nearly nine years at Northwest Airlines, eventually being appointed Executive Vice President and Chief Financial Officer. After playing a leading role in Northwest’s successful merger with Delta Air Lines in 2008, Mr. Davis left the merged company. From 2002 to 2004, Mr. Davis served as a senior financial executive, including Chief Financial Officer, of US Airways. Earlier in his career, Mr. Davis worked for Rosemount Aerospace (later acquired by BF Goodrich), a manufacturer of instrumentation for aircraft and spacecraft, as a marketing engineer, and for Rockwell International as a flight-planning engineer. Mr. Davis was a member of the board of directors of Lumexis Corporation, a leading provider of in-flight entertainment systems to airlines. Previously, Mr. Davis served on the board of ARINC, Inc. a provider of communications services to the aerospace industry, and MCH Holdings, a regional airline holding company. Mr. Davis holds a Bachelor of Aerospace Engineering and Mechanics and a Master of Business Administration, both from the University of Minnesota.

In connection with Mr. Davis’s appointment to Chief Executive Officer, the Company and Mr. Davis entered into an Executive Employment Agreement, dated as of July 9, 2014 (the “Agreement”), which replaces in its entirety the Executive Employment Agreement, dated as of January 31, 2013 and amended January 17, 2014 and May 8, 2014 (the “Original Agreement”), previously entered into by and between the Company and Mr. Davis. The Agreement provides that Mr. Davis will receive a base salary of $500,000 per year. Mr. Davis will be eligible for an annual performance bonus targeted at 75% of his annual base salary and not exceeding 150% of his annual base salary, subject to achieving certain performance criteria. Mr. Davis will also be entitled to receive standard employee benefits made available by the Company to its employees.

Mr. Davis’s term of employment will continue until he resigns from the Company or his employment with the Company is terminated. In the event that (i) the Company terminates Mr. Davis’s employment without “cause” (as defined in the Agreement); (ii) within 21 days of his termination, Mr. Davis executes a general release in favor of the Company, its subsidiaries and their affiliates; (iii) such release becomes effective and is not revoked; and (iv) Mr. Davis has otherwise complied with the terms of the Agreement, Mr. Davis will be entitled to receive the continuation of health and welfare benefits for a period equal to one year after the date of termination plus a lump sum cash payment equal to 175% of Mr. Davis’s then-current base salary. Moreover, in the event that (i) there is a “change of control” (as defined in the Plan) during the term of the Agreement and, within one year of such change of control, Mr. Davis elects to terminate the Agreement for “good reason” (as defined in the Agreement) or the Company elects to terminate the Agreement for any reason other than for cause; (ii) within 21 days of his termination, Mr. Davis executes a general release and non-competition agreement in favor of the Company, its subsidiaries and their affiliates; and (iii) Mr. Davis has otherwise complied with the terms of the Agreement, Mr. Davis shall be entitled to receive (a) the continuation of health and welfare benefits for a period equal to one year after the date of termination, (b) a lump sum cash payment equal to 350% of Mr. Davis’s then-current base salary, and (c) acceleration of all of Mr. Davis’s unvested awards pursuant to any equity incentive plan grant made prior to his last day of employment.

The Agreement also contains certain provisions identical to those contained in the Original Agreement, including: (i) Mr. Davis’s current place of employment is Minneapolis, Minnesota, (ii) the date by which Mr. Davis must establish a permanent residence in the metropolitan area where the Company is headquartered, which is currently Los Angeles, California, is August 1, 2015, and (iii) a “best-of-net” provision requiring the Company, in the event that a change in control of the Company occurs and any payment to Mr. Davis would constitute a parachute payment as defined in Section 280G of the Internal Revenue Code (the “Code”), to either (a) reduce the amount of such payment so that such payment would not be subject to the excise tax imposed pursuant to Section 4999 of the Code, or alternatively (b) pay the full amount of such payment to Mr. Davis (with Mr. Davis being personally responsible for payment of any associated excise taxes), whichever produces the better after-tax result for Mr. Davis.

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Mr. Davis has also agreed to certain restrictions regarding the Company’s proprietary information, in addition to non-competition and non-solicitation obligations.

The foregoing description of the Agreement is qualified in its entirety by reference to the text of the Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on July 9, 2014, the Company granted Mr. Davis stock options to purchase 100,000 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), at an exercise price of $11.43 per share. The options were granted under the Plan, and the exercise price represented the per share closing price of the Common Stock on the grant date. The options will vest with respect to 25% of the underlying shares on July 9, 2015 and thereafter ratably over the following three years on a monthly basis until fully vested.

Michael Zemetra

On July 9, 2014, the Board appointed Michael Zemetra to serve as Acting Chief Financial Officer and Acting Treasurer, effective August 15, 2014. Mr. Zemetra, age 43, has served as the Company’s Corporate Controller and Chief Accounting Officer since June 26, 2013. There was no arrangement or understanding pursuant to which Mr. Zemetra was selected as an officer of the Company. There are no family relationships between Mr. Zemetra and any director or executive officer of the Company, or any person chosen by the Company to become a director or executive officer. There are no related party transactions of the kind described in Item 404(a) of Regulation S-K in which Mr. Zemetra was a participant.

Mr. Zemetra holds a Masters degree in accounting and a Bachelor of Arts degree in Business and Economics. From May 2008 through March 2009, Mr. Zemetra served as Vice President and Controller at Demand Media, Inc. (“Demand”), a publicly-traded diversified Internet media and domain services company located in Santa Monica, California. In March 2009, Mr. Zemetra was promoted to Senior Vice President and Controller at Demand, and served in this role until April 2012, when he was promoted to Senior Vice President and Chief Accounting Officer. Mr. Zemetra served as Demand’s Senior Vice President and Chief Accounting Officer until June 14, 2013. During his time at Demand, Mr. Zemetra’s responsibilities included accounting, financial reporting and preparation of financial statements. Demand is not a parent, subsidiary, or other affiliate of the Company.

The employment of Mr. Zemetra will continue to be governed by the Letter Agreement, dated June 26, 2013, between the Company and Mr. Zemetra (the “Letter Agreement”). The material terms of the Letter Agreement are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2013.

(d) On July 9, 2014, the Board appointed Mr. Davis to the Board as a Class III director, with a term expiring at the Company’s 2017 Annual Meeting of Stockholders, to fill the vacancy created by Mr. LaValle’s resignation from the Board. There was no arrangement or understanding pursuant to which Mr. Davis was selected as a director of the Company. There are no family relationships between Mr. Davis and any director or executive officer of the Company, or any person chosen by the Company to become a director or executive officer. There are no related party transactions of the kind described in Item 404(a) of Regulation S-K in which Mr. Davis was a participant. Mr. Davis has not been and is not expected to be named to any committees of the Board. Mr. Davis will not receive any additional compensation for his service as a director.

(e)

The information set forth in Items 5.02(b) and 5.02(c) of this Current Report on Form 8-K with respect to the compensatory arrangements between the Company and Messrs. LaValle and Davis is incorporated by reference into this Item 5.02(e).

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  Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Separation Agreement and General Release, dated July 9, 2014, by and between Global Eagle Entertainment Inc. and John LaValle.

10.2	Consulting Agreement, dated July 9, 2014, by and between Global Eagle Entertainment Inc. and John LaValle.

10.3	Executive Employment Agreement, dated July 9, 2014, by and between Global Eagle Entertainment Inc. and David M. Davis.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

	By:	/s/ Michael Pigott
Name: Michael Pigott
Title: VP Legal

Dated: July 15, 2014

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement and General Release, dated July 9, 2014, by and between Global Eagle Entertainment Inc. and John LaValle.

10.2	Consulting Agreement, dated July 9, 2014, by and between Global Eagle Entertainment Inc. and John LaValle.

10.3	Executive Employment Agreement, dated July 9, 2014, by and between Global Eagle Entertainment Inc. and David M. Davis.